Supplement dated May 21, 2026
to the Prospectus of Ameriprise Certificates
(April 22, 2026) S-6000 AZ (4/26)
The Board of Directors of Ameriprise Certificate Company (ACC) accepted the resignation of Mr. Michael S. Mattox, and appointed Mr. Theodore Horwith effective immediately. The information on page 55 regarding Mr. Mattox is replaced with the information for Mr. Horwith as follows:
Name, address, age	Position held with ACC and length of service	Principal occupations during past five years	Other directorships	Committee memberships
Theodore Horwith 300 South Tryon Street Charlotte, NC 28202 Born in 1978	Vice President, Controller and Chief Accounting Officer since May 2026	Vice President and Business Unit Controller - Advice and Wealth Management since March 2026; Managing Director and Broker-Dealer CFO at Atria Wealth Solutions from March 2021- September 2025	None	None
The rest of the information on page 55 remains unchanged.
S-6000-73 A (05/26)